Scout SM
WorldWide
Fund


A no-load mutual fund
that seeks a favorable
total return by investing
in established companies either in the U.S. or whose principal business is carried on outside the country.


Quarterly Report
March 31, 1998



TO THE SHAREHOLDERS

Scout WorldWide Fund rose to $18.27 per share from $16.02 per share, providing a total return of 14.04% for the quarter ended March 31, 1998. The Fund seeks a favorable return by investing in a diversified portfolio of equity securities of established companies either located outside the U.S. or whose primary business is done outside the country. The Fund is designed for long-term investors who are able to accept the risks of international investing.

The three major themes in international economics continued to play out in the first quarter: Southeast Asia, Japan and the coming common currency in Europe. The financial crisis in Southeast Asia has settled down somewhat, although the long-range effects are yet to be felt. The countries in this region are in severe recessions, but there are considerable differences in how each government is responding. It will take time to clarify these situations, and we do not think there is any hurry to invest in Southeast Asia.

Japan got off to a good financial start as it tried to get the stock market up for fiscal year-end (March 31) valuations. Much of the capital in Japanese banks is represented by stocks, and the market needs to be near 17,000 on the Nikkei 225 Index for the banks to meet international solvency standards. The effort was fairly successful, but it did not show any real change in Japan's approach to solving its economic problems. We still think it is premature to increase our exposure to the Japanese markets.

Europe is a very different story. The efforts toward a common currency during the last few years seem to be succeeding. To meet the criteria for convergence, the European countries have brought their budgets and inflation under control. Economic activity seems to be increasing. The Mediterranean countries are showing the most benefit: Italy, Spain and Portugal. These countries have historically had higher inflation than Germany, France and the Netherlands. A successful common currency and the resulting lower inflation will lower financing costs dramatically, which should provide a significant boost to their economies.

Most of the Fund's investments this quarter have been in these Mediterranean countries. A new name in the portfolio is Portugal Telecom, which is being privatized and is participating in Portugal's growth. Fila, the Italian shoe and sportswear company, has returned to the portfolio after a slowdown in earnings brought down the company's stock from previously lofty levels.

Europe is often considered a mature, developed economy with limited growth potential. But we think the restructuring necessary for Europe to compete has just started and there is plenty of room for growth. The region's stock markets have risen substantially since the first of the year, however, so we must be cautious. The question is whether the markets reflect Europe's improved prospects.

We appreciate your interest and participation in Scout WorldWide Fund, and welcome your questions and comments.

Chart - Hypothetical Growth of $10,000

Chart - Comparative Rates of Return
                             2 1/4 Years  3 1/4 Years  4 1/4 Years
Scout WorldWide Fund           23.14%       20.47%        16.33%
Lipper Global Fund Index*      19.76%       17.96%        12.87%
MSCI EAFE Index*               10.22%       10.52%         9.89%

  Scout WorldWide Fund's average annual compound returns for 1-, 5- and 10-year periods ended March 31, 1998, are 31.5%, 21.7% and 16.6% respectively. Inception - September 14, 1993.
  Performance data contained in this report are for past periods only. Past performance is not predictive of future performance. Investment return and share value will flucuate, and redemption value may be more or less than the original cost.
  Along with the potential for higher returns, international investments carry some additional risks from currency fluctuations, economic and political factors, as well as differences in accounting.
  *Unmanaged index of stocks, bonds, or mutual funds (there are no direct investments or fees in these indicies).

Chart - Country Diversification

Chart - Top 10 Equity Holdings
                                            Market      Percent
                                        Value (000's)   of Total
  Portugal Telecom S.A.                 $   1,841       2.72%
  SAP A.G.                                  1,648       2.43%
  Luxittica Group S.p.A.                    1,611       2.38%
  Telecom Italia S.p.A.                     1,589       2.34%
  Elan Corp. PLC                            1,486       2.19%
  Novo-Nordsik A.S.                         1,486       2.19%
  Nokia, CP ADS, Pfd.                       1,468       2.17%
  Aegon N.V.                                1,456       2.15%
  Rhone-Poulec SA                           1,431       2.11%
  Bass Public Ltd. Co.                      1,429       2.11%
  Top 10 Equity Holdings Total:         $  15,445      22.79%

  NOTE: All market values based on 3/31/98 statement of assets.


Sincerely,
/s/James L. Moffett
James L. Moffett
UMB Investment Advisors



FINANCIAL STATEMENTS
Statement of Net Assets
March 31, 1998 (unaudited)

                                                                Market
        Shares  Company                                         Value

COMMON STOCKS (ADRs) - 88.62%
ARGENTINA - 1.00%
        20,000  YPF Sociedad Anonima                     $      680,000

AUSTRIA - 0.89%
         4,700  OMV A.G.*                                       605,799

AUSTRALIA - 4.37%
        40,000  Amcor Ltd.                                      700,000
        56,580  Broken Hill Proprietary Co. Ltd.              1,170,499
        20,000  Coca-Cola Amatil Ltd.                           315,625
        19,380  Coles Myer Ltd.                                 775,200
                                                              2,961,324
BELGIUM - 0.28%
         2,500  Solvay NPV*                                     189,390

BRAZIL - 1.88%
        24,000  Aracruz Celulose SA                             360,000
         7,040  Telecomunicacoes Brasileiras                    913,880
                                                              1,273,880
CANADA - 4.55%
        20,000  BCE, Inc.*                                      835,000
        28,500  Canadian Pacific Ltd.*                          840,750
        15,000  Imperial Oil Ltd.                               848,437
         7,200  Magna International Cl. A*                      561,150
                                                              3,085,337
CHILE - 1.79%
        37,500  Embotelladora Andina SA De Chile                862,500
         8,000  Sociedad Quimica Minera De Chile                352,000
                                                              1,214,500
DENMARK - 2.19%
        17,800  Novo-Nordisk A.S.                             1,486,300

FINLAND - 2.17%
        13,600  Nokia, CP ADS, Pfd.                           1,467,950

FRANCE - 7.32%
        29,458  Alcatel Alsthom                               1,119,404
	1,090	Carrefour Supermarche, SA* 			642,140
        28,400  Rhone-Poulenc SA                              1,430,650
        12,200  Schlumberger Ltd.                               924,150
        14,035  Total SA                                        842,977
                                                              4,959,321
GERMANY - 10.28%
        15,000  Daimler Benz A. G.                            1,393,125
        24,700  Dresdner Bank A.G.                            1,124,586
	27,000	Fresenius Medical Care ADR 			621,000
         8,500  Henkel KGAA, Pfd.*                              612,219
        13,000  Hoechst A.G.                                    510,250
         4,140   SAP A.G.*                                    1,647,639
        15,800  Siemens A.G.                                  1,057,698
                                                              6,966,517
IRELAND - 2.19%
        23,000  Elan Corp. PLC                                1,486,375

ITALY - 7.78%
        24,960  Benetton Group S.p.A.                         1,053,000
        25,000  Fila Holding S.p.A.                             585,937
        17,200  Luxottica Group S.p.A.                        1,611,425
	200,000	Parmalat Finanziaria S.p.A. 			430,080
        20,000  Telecom Italia S.p.A.                         1,588,750
                                                              5,269,192
JAPAN - 6.82%
        28,500  Canon Inc.                                      650,156
        20,000  Fuji Photo Film Ltd.                            735,000
        13,900  Hitachi, Ltd.                                 1,021,650
         3,100  Ito Yokado, Ltd.                                671,925
        11,000  Sony Corp.                                      935,688
        11,500  Toyota Motor Corp.                              606,625
                                                              4,621,044
NETHERLANDS - 4.63%
        12,000  Aegon N.V.                                    1,455,750
         2,700   Akzo N.V.                                      275,062
        17,361  Koninklijke Ahold N.V.                          568,573
        18,000  Polygram N.V.                                   834,750
                                                              3,134,135
NORWAY - 1.00%
        13,555  Norsk Hydro A.S.                                677,750

PORTUGAL - 2.72%
        35,100  Portual Telecom S.A.                          1,840,556

SPAIN - 2.94%
        21,000  Repsol S.A.                                   1,068,375
	7,000	Telefonica De Espana S. A. 			925,750
                                                              1,994,125
SWEDEN - 5.49%
        15,900  Aktiebolaget Electrolux                       1,311,750
        26,000  Ericsson (L.M.) Telephone Co. Cl. B           1,236,625
        42,500  Svenska Cellulosa Aktiebol*                   1,169,587
                                                              3,717,962
SWITZERLAND - 3.03%
         4,280  ABB A.G.                                        639,551
         8,650  Nestle S.A.                                     826,426
         6,613  Novartis A. G.                                  585,178
                                                              2,051,155
UNITED KINGDOM - 14.50%
        80,000  Bass Public Ltd. Co. CL B                       131,288
        71,428  Bass Public Ltd. Co.                          1,428,560
        22,969  Cadbury Schweppes Ltd. PLC                    1,257,553
	14,200	Carlton Communications  PLC 			568,887
        15,979  Diageo PLC                                      775,980
        13,173  Reuters Holdings PLC                            850,482
	62,425	Royal Bank of Scotland PLC * 			970,097
        18,000  SmithKline Beecham PLC                        1,126,125
        20,000  Unilever PLC                                    780,000
        13,000  Vodafone Group                                1,350,375
	80,000	Waste Management International 			590,000
                                                              9,829,347
UNITED STATES - 0.80%
         8,000  Sprint Corp. *                                  541,500

TOTAL COMMON STOCKS (ADR's) - 88.62%                         60,053,459

        Face                                                    Market
        Amount  Description                                     Value

SHORT-TERM CORPORATE NOTES  - 10.30%
$       500,000  Abbott Laboratories,
                 5.47%, due April 22, 1998                      498,329
        500,000  Archer-Daniels-Midland Co.,
                 5.47%, due April 1, 1998                       499,924
        500,000  Atlantic Richfield Co.,
                 5.51%, due April 28, 1998                      497,857
        500,000  Bell Atlantic Network Funding,
                 5.51%, due April 21, 1998                      498,393
        500,000  Deere & Co.,
                 5.53%, due April 8, 1998                       499,386
      1,000,000  Deere & Co.,
                 5.50%, due April 27 1998                       995,875
        500,000  Duke Energy,
                 5.48%, due April 17, 1998                       498,706
        500,000  Eastman Kodak Co.,
                 5.50%, due April 23, 1998                      498,243
        500,000  Heinz Co.,
                 5.49%, due May 13, 1998                        496,721
        500,000  Penny's (J.C.) Co.,
                 5.54%, due April 14, 1998                      498,923
      1,000,000  Proctor & Gamble Co.,
                 5.50%, due April 1, 1998                       999,847
        500,000  Texaco, Inc.,
                 5.51%, due April 14, 1998                      498,929
TOTAL SHORT-TERM CORPORATE NOTES - 10.30%                     6,981,133

GOVERNMENT SPONSORED ENTERPRISES - 1.46%
        500,000  Federal National Mortgage Association,
                 5.43%, due April 29, 1998                      497,813
        500,000  Federal National Mortgage Association,
                 5.40%, due June 12, 1998                       494,525

TOTAL GOVERNMENT SPONSORED ENTERPRISES - 1.46% 			992,338

REPURCHASE AGREEMENT - 0.10%
	65,000	Northern Trust Co.,
                5.88%, due April 1, 1998
                (Collateralized by U.S. Treasury Notes,
                6.25%, due April 30, 2001)                       65,000

TOTAL INVESTMENTS -  100.48%                             $   68,091,930

Other assets less liabilities - (0.48%)                       (325,933)

TOTAL NET ASSETS - 100.00%
	(equivalent to $18.27 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        3,709,243 shares outstanding)                    $   67,765,997

  ADR - American Depository Receipt
* Non ADR


This report has been prepared for the information of the Shareholders of Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



Board of Directors
and Officers

Board of Directors
  Larry D. Armel
  William E. Hoffman, D.D.S.
  Eric T. Jager
  Stephen F. Rose
  Stuart Wien

Officers
  Larry D. Armel, President
  P. Bradley Adams, Vice President & Treasurer
  Michael A. Brummel, Vice President
  Martin A. Cramer, Vice President & Secretary
  John G. Dyer, Vice President
  Constance E. Martin, Vice President

Investment Counsel
  UMB Bank, n.a., Kansas City, Missouri

Auditors
  Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
  Stradley, Ronon, Stevens & Young,
  Philadelphia, Pennsylvania
  John G. Dyer, Kansas City, Missouri

Custodian
 UMB Bank, n.a., Kansas City, Missouri

Jones & Babson Mutual Funds
P.O. Box 410498
Kansas City, MO 64141-0498
TOLL-FREE (800) 996-2862
www.umb.com


JB25A                                   5/98